                                                                   EXHIBIT 10.13


                            DATED 31 October, 1994
                               ----------
                        THE UNIVERSITY OF SHEFFIELD (1)

                                     -and-

                              PHYTERA LIMITED (2)

                                   L E A S E
                                   ---------

                                  relating to
                           Premises at Regent Court
                                 Regent Street
                                   Sheffield

                                 Keeble Hawson
                               Sheffield Sl 1XA
                                  A1/HM2GGGG

     THIS LEASE made the 31/st/ day of October, One Thousand Nine Hundred and
     ----------          ------          -------
Ninety Four BETWEEN the Landlord the Tenant and the Guarantor (if any)
            -------
respectively named in Schedule 1 hereof

WITNESSETH as follows:-
----------

DEFINITIONS
-----------

1.1 The terms defined in this clause shall for all purposes of this Lease have the meanings specified

1.2  "the Building" means the property described in Part 1 of Schedule 2 hereof

1.3  "the Premises" means the premises described in Part 2 of Schedule 2 hereof

1.4 "the Landlord's Property" means all parts of the Building not let or intended to be let to a tenant or to be occupied by the Landlord f or its own purposes (including without prejudice to the generality of the foregoing):-

     1.4.1  the Common Parts;

     1.4.2  office accommodation for any ancillary staff;

     1.4.3 all Pipes in on under or serving the Building except any that are within and solely serve premises let or intended to be let;

     1.4.4 such parts of the Building including (again without prejudice to the generality of the foregoing) those parts of the walls foundations and roofs not let or intended to be let to a tenant

1.5 "the Common Parts" means the pedestrian ways forecourts car park landscaped areas entrance halls landings staircases passages and other areas which from time to time during the Term are provided by the Landlord for common use and enjoyment by the tenants and occupiers of the Building and all persons expressly or by implication authorized by it

1.6  "the Plans" means the plans annexed hereto and numbered 1, 2 and 3

     1.6.1  "Plan 1" means the plan numbered 1 annexed hereto

     1.6.2  "Plan 2" means the plan numbered 2 annexed hereto

     1.6.3  "Plan 3" means the plan numbered 3 annexed hereto

1.7  "the Rights" means the rights set out in Schedule 3 hereof

1.8 "the Exceptions" means the exceptions and reservations set out in Schedule 4 hereof

1.9 "Pipes" means and includes pipes sewers drains conduits gutters watercourses wires cables ducts channels and all other conducting media

1.10 "the Term" means the term specified in Schedule 5 hereof

1.11 "the Rent" means the rent (subject to review) specified and to be paid in the manner set out in Schedule 6 hereof and such term does not include the Insurance Rent and the Service Charge but the term `rents' includes the Rent and the Insurance Rent and the Service Charge

1.12 "the Insurance Rent" means the greater of 12.40% or other fair proportion to be reasonably determined by the Surveyor acting as an expert and not as an arbitrator of the sums payable by the Landlord from time to time by way of premiums for insuring the Building including all of any increased premiums payable by reason of any act or omission of the Tenant and all the premium or premiums that the Landlord shall from time to time pay (where such insurance includes other premises a reasonable proportion of such premium to be determined by the Surveyor acting as an expert and not as an arbitrator) for insuring against the loss of Rent

1.13 "the Service Charge" means the greater of 12.40% or other fair proportion to be reasonably determined by the Surveyor acting as an expert and not as an arbitrator of the Annual Expenditure

     PROVIDED THAT the Service Charge to be paid by the Tenant

     1.13.1 during the period of five years from the date of this Lease shall be calculated at the rate of (Pounds)1.00 per square foot per annum of the area comprised in the demise of the part of the Premises shown edged red on Plan 2 (9,764 square feet)

     1.13.2 from the Review Date (for rent) shall be the equivalent of 10% per annum of the revised Rent during the Review Period or 12.40% of the Annual Expenditure whichever shall be the less 3 (the expressions "Review Date" and "Review Period" having the meanings ascribed to them in paragraph 1.2 of Schedule 6)

1.14 "the Initial Provisional Service Charge" means (Pounds)9764 per annum payable quarterly in advance on the same days as for payment of Rent

1.15 "the Annual Expenditure" means all costs expenses and outgoing whatsoever properly and reasonably incurred by the Landlord in or incidentally to providing all or any of the Services and all sum properly and reasonably incurred by the

     Landlord in relation to the items set out in Schedule 12 and any irrevocable Value Added Tax payable thereon including any costs incurred by a third party such as (without prejudice to the generality of the foregoing) the Surveyor or the managing agents where the costs have been incurred for and on behalf of the Landlord and where the Landlord is liable to reimburse the third party for the costs but excluding any expenditure in respect of any part of the Building for which the Tenant or any other tenant shall be wholly responsible

1.16 "the Services" means the services set out in Schedule 11 hereto and which expression (without prejudice to the generality of the foregoing) includes all costs and expenses ancillary to the provision of the Services

1.17 "the Tenant's Covenant" means the covenants set out in Schedule 7 hereof

1.18 "the Landlord's Covenants" means the covenants set out in Schedule 8 hereof

1.19 "the Guarantor's Covenants" means the covenants set out in Schedule 10 hereof

1.20 "the Insured Risks" means any risks against which the Landlord shall at the time of the damage or destruction in question have effected insurance

1.21 "Interest" means interest at the rate of four per cent per annum above the Royal Bank of Scotland plc base rate or in the event of the said base rate ceasing to exist such other reasonable and comparable rate of interest as the Landlord may from time to time in writing specify during the period from the date on which the payment is due to the date of payment both before and after any judgment

1.22 "the Planning Acts" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1991 the Hazardous Substances Act 1990 the Planning Consequential Provisions Act 1990 and the Environmental Protection Act 1990 and all statutes regulations and orders included by virtue of Clause 2.5. hereof

1.23 "Development" has the meaning given by Section 55 of the Town and Country Planning Act 1990

1.24 "the Accountant" means any person or firm appointed by or acting for the Landlord (including an employee of the Landlord)

1.25 "the Surveyor" means any person or firm appointed by or acting for the Landlord (including an employee of the Landlord) to perform the function of a surveyor for any purpose of this Lease

1.26 "Tenants Works" means such fitting out or other works as the Tenant may require to carry out in connection with the use and enjoyment of the Premises in accordance with the specification prepared by and approved and signed by the parties hereto and exchanged at the date of this Lease

1.27 "Interest Defect" means a defect existing but not visible at the commencement of the Term that is the result of defective design supervision of the construction of the Premises or the Building or defective workmanship or defective materials used during the construction thereof

1.28 "Permitted Part" means the entirety of the north west quadrant or of the south west quadrant of the Premises together with up to five parking spaces in each case

INTERPRETATION
--------------

2.1 The expression "the Landlord" includes the reversioner for the time being and the expression "the Tenant" includes its successors in title

2.2 Where the Landlord or the Tenant or the Guarantor for the time being are two or more individuals the terms the Landlord and the Tenant shall include the plural number and obligations expressed or implied to be made by or with such party shall be deemed to be made by or with such individuals jointly and severally

2.3 Words importing the neuter gender include the masculine or feminine gender (as the case may be) and words importing the masculine gender include the feminine gender and vice versa and words importing the singular number include the plural number and vice versa

2.4 Reference to any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right in common with all other persons having the like right

2.5 Any reference to a statute shall include any statutory extension or modification or reenactment of such statute and any regulations or orders made thereunder

2.6 Any covenant by the Tenant not to do an act or thing shall be deemed to include an obligation not to permit such act or thing to be done

2.7 The clause or paragraph headings do not form part of this Lease and shall not be taken into account in the construction or interpretation thereof

2.8 References to any right to enter the Premises conferred herein upon the Landlord and (by virtue of Clause 2.4. hereof) others shall be construed as being exercisable so far as the Landlord and all persons authorized by the Landlord are concerned only (except in cases of emergency) at reasonable times during normal working hours after giving reasonable prior notice and by prior appointment except where the Tenant unreasonably refuses to make an appointment within a reasonable time of a request from the Landlord

THE DEMISE
----------

3.   The Landlord HEREBY DEMISES unto the Tenant the Premises TOGETHER WITH the
                  --------------                              -------------
     Rights EXCEPTING AND RESERVING unto the Landlord the Exceptions TO HOLD the
            -----------------------                                  -------
     same unto the Tenant for the Term SUBJECT to all rights easements
                                       -------
     privileges restrictions covenants and stipulations of whatever nature affecting the Premises YIELDING AND PAYING therefor unto the Landlord the
                            -------------------
     Rent without any deduction in accordance with Schedule 6 hereof the Insurance Rent payable in accordance with Clause 4 of Schedule 7 hereof and the Service Charge in accordance with Clause 6 of Schedule 8 hereof

THE COVENANTS
-------------

4.1 The Tenant hereby covenants with the Landlord to observe and perform the Tenant's Covenants at all times during the Term

4.2 The Landlord hereby covenants with the Tenant to observe and perform the Landlord's Covenants at all times during the Term

4.3 The Guarantor hereby covenants to observe and perform the Guarantor's Covenants at all times during the Term and as otherwise provided in this Lease

PROVISOS
--------

5.1  If and whenever during the Term:

     5.1.1 the rents (or any of them or any part thereof) shall be in arrears and unpaid for 28 days next after becoming payable (in the case of the Rent whether formally demanded or not); or

     5.1.2 there shall be any breach or non-performance or non-observance of any of the covenants on the part of the Tenant herein contained; or

     5.1.3 the Tenant (being an individual) or any one of them shall have a bankruptcy petition presented or an interim order application made against him or (being a company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or have a receiver or administrative receiver appointed of its undertaking or a petition is presented for an administration order or (in either case) shall enter into an arrangement or composition for the benefit of its creditors or suffer any distress or execution to be levied on its goods;

     THEN and in any of the said cases it shall be lawful for the Landlord at
     ----
     any time thereafter and notwithstanding the waiver of any previous right of re-entry to re-enter into and upon the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any antecedent breach of any of the covenants herein contained

5.2 Nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant agreement or condition entered into by any tenant of the Landlord in respect of any property not comprised in this Lease

5.3 Any dispute arising as between the Tenant and the lessees tenants or occupiers of adjoining or neighboring property belonging to the Landlord as to any easement right or privilege in connection with the use of the Premises and the adjoining or neighboring property or as to the party or other walls separating the Premises from the adjoining property or as to the amount of any contribution towards the expenses or services used in common with any other property shall be decided by the Landlord or in such manner as the Landlord shall direct and such decision shall be binding on all parties to the dispute

5.4 The Landlord shall not be responsible to the Tenant or (save as is otherwise provided by statute) to the Tenant's licensees servants agents or other persons at the Premises expressly or by implication with the Tenant's authority or calling upon the Tenant for any accident happening or injury suffered or for any damage to or loss of any chattel or property sustained in the Premises or the Building PROVIDED ALWAYS THAT this provision shall not be construed as relieving the Landlord from any liability for breach of any covenant on the part of the Landlord contained in this Lease

5.5 Each of the Tenant's Covenants shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily any such covenants or waived or released temporarily or permanently revocably or irrevocably a similar covenant or similar covenants affecting other adjoining or neighboring premises belonging to the Landlord

5.6 Such of the internal division walls as divide the Premises from other premises of the Landlord shall be deemed to be party walls within the meaning of Section 38 of The Law of property Act 1925 and shall be maintained at the equally shared expense of the Tenant and the other respective estate owners

5.7 Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for the purpose herein authorized (or any purpose subsequently authorized) under the Planning Acts

5.8 The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord save in so far as any statement or representation is expressly set out in this Lease

5.9 Whilst the Landlord is a limited company or other corporation all licenses consents approvals and notices required or permitted to be given by the Landlord shall be sufficiently given if given under the hand of a director the secretary or other duly authorized officer of the Landlord the Surveyor on behalf of the Landlord

5.10 If after the Tenant has vacated the Premises on the expiry or sooner determination of the Term any property of the Tenant shall remain in or on the Premises and the Tenant shall fail to remove the same within fourteen days after being requested in writing by the Landlord so to do the Landlord may as the agent of the Tenant sell such property and hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by the Landlord to the order of the Tenant provided that the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

5.11 Except where any statutory provision prohibits the Tenant's rights to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Premises or any part thereof any compensation under the Landlord and Tenant Act 1954

5.12 The provisions of Section 196 of The Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the service of all documents under or in connection with this Lease except that Section 196 shall be deemed to be amended as follows: -

     5.12.1 the final words of Section 196 (4): "...and that service...be delivered" shall be deleted and there shall be substituted: and that service shall be deemed to be made on the third working day after the registered letter has been posted "working day" meaning any day from Monday to Friday inclusive other than Christmas day, Good Friday and any statutory bank or public holiday"

     5.12.2 any notice or document shall also be sufficiently served on a party if served on solicitors who have acted for that party in relation to this Lease or the Premises at any time within the year preceding the service of the notice or document

     5.12.3 any notice or document shall also be sufficiently served if sent by telegraphic facsimile transmission to the party to be served (or its solicitors where sub-clause 5.12.2 applies) and that service shall be deemed to be made on the day of transmission if transmitted before 4:00 p.m. on a working day but otherwise on the next following working day

     5.12.4  Subject to Clause 5.12.2 any notice or document must be served:

     5.12.5 if to the Tenant at the Tenant's registered office AND at the Premises

     5.12.6 if to the Landlord at Firth Court Western Bank Sheffield or its chief administration office from time to time notified to the Tenant

     5.12.7 or in either case such other address as the Landlord and the Tenant shall respectively notify the other from time to time as its address for service

5.13 If the Premises or any part thereof shall at any time during the Term be destroyed or so damaged by any Insured Risks so that the Premises or any part thereof or the means of access thereto preventing the Tenant's permitted use of the Premises shall be unfit for occupation or use then unless the insurance of the Premises shall have been vitiated or insurance monies rendered irrecoverable by the act neglect default or omission of the Tenant the Rent or a fair proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion to be determined by the Surveyor acting as an expert and not as an arbitrator) shall be suspended and cease to be payable until the Premises or the damaged portion thereof shall have been reinstated or made fit for occupation or use or until the expiration of three years from the destruction or damage whichever is the shorter

COURT ORDER
-----------

6.   Pursuant to an order of the Sheffield County Court dated the [ 19 ] day of
                                                                   ----
     [ October ] 1994 the provisions of Sections 24-28 of the Landlord and
      ---------
     Tenant Act 1954 shall not apply to the Lease hereby granted


CHARITY DECLARATION
-------------------

7. The Premises are held by or in trust for a charity by the Landlord and the charity is an exempt charity

TENANTS OPTION TO DETERMINE
---------------------------

8. For so long as this Lease is vested in Phytera Limited if the Tenant wishes to determine this Lease on the expiry of the Fifth year of the Term and shall give to the Landlord not less than 6 months' notice in writing to the Landlord to expire at the end of the Fifth year of the Term and shall up to the time of such determination pay the rents reserved by and reasonably perform and observe the covenants contained in this Lease then upon the expiry of such notice the Term shall immediately cease and determine but without prejudice to the respective rights of either party in respect of any antecedent claim or breach of covenant

TENANT'S OPTION TO DETERMINE AFTER RENT REVIEW
----------------------------------------------

9.   For so long as this Lease is vested in Phytera Limited:

9.1 during the period of 28 days (time being of the essence) immediately following the agreement or determination of the revised Rent on the occasion of the review of Rent pursuant to Schedule 6 (unless the new Rent does not exceed the Rent payable before it was agreed or determined) the Tenant shall have the option by written notice to the Landlord to determine the Term

9.2 this option is conditional upon the Tenant having paid the rents reserved by and performed and observed the covenants and conditions contained in this Lease up to the date of service of such notice

9.3 if the Tenant exercises this option and satisfies the condition referred to in clause 9.2 then:

     9.3.1 the Term shall terminate at the expiry of 6 months from the date of service of the Tenant's notice (but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant)

     9.3.2 The revised Rent so agreed or determined shall be effective from the Review Date until the Lease is determined

IN WITNESS whereof the parties hereto have respectively executed the original
----------
and counterpart of this Lease as their deed on the day and year first before written

                                  SCHEDULE 1
                                  ----------
                                  THE PARTIES
                                  -----------

THE LANDLORD
------------

THE UNIVERSITY OF SHEFFIELD
---------------------------

of First Court Western Bank Sheffield S1O 2TN

THE TENANT
----------

PHYTERA LIMITED
whose registered office is at Five Chancery Lane Clifford's Inn London EC4A 1BU

THE GUARANTOR
-------------

None at the date of this Lease

                                  SCHEDULE 2
                                  ----------
                                    PART 1
                                    ------
                                 THE BUILDING
                                 ------------

The land and building known as REGENT COURT REGENT STREET SHEFFIELD shown for
                               -------------------------------------
the purposes of identification only edged blue on Plan 1

                                    PART 2
                                    ------

                                 THE PREMISES
                                 ------------

ALL THAT the premises shown edged red on Plans 2 and 3 situate on the ground
--------
floor and basement respectively of the Building and the parking bays edged green on Plan 3 including:-

(1) The internal plaster and other surfaces or finishes of or applied to the interior of the exterior walls of the Building and other load bearing walls and columns but not any other part of the exterior walls

(2) The floor finishes so that the lower limit of the Premises shall include such finishes but shall not extend to anything below them

(3) The ceiling plaster of other surfaces or finishes so that the upper limit of the Premises shall include such finishes but shall not extend to anything above them

(4)  The entirety of any non load-bearing internal walls within the Premises

(5) The inner half severed medially of the internal non load-bearing walls dividing the Premises from other parts of the Building

(6)  The windows and the window frames

(7)  All additions and improvements to the Premises

(8) All the Landlord's fixtures and fittings of every kind which shall from time to time be in or upon the Premises whether originally affixed or fastened to or upon the same or otherwise except and such fixture installed by the Tenant and that can be removed from the Premises without defacing the same and

(9)  Any Pipes that exclusively serve the Premises

                                  SCHEDULE 3
                                  ----------
                                  THE RIGHTS
                                  ----------

SERVICES
--------

1. The free right of passage and running (subject to temporary interruption for repair alteration or replacement) of water soil gas electricity telecommunications signals and other services to and from the Premises in and through the Pipes presently or hereafter laid in on through or under the Building in common with the Landlord and all others having a like right

COMMON PARTS
------------

2. The right for the Tenant and all persons expressly or by implication authorized by the Tenant (in common with the Landlord and all persons having a like right) to use the Common Parts for all proper purposes in connection with the use and enjoyment of the Premises

SUPPORT
-------

3. The right of subjacent and lateral support protection and shelter for the benefit of the Premises as is now enjoyed from all other parts of the Building

SIGNS
-----

4. The right at all times to display and maintain a suitable sign showing the Tenant's trading or business name of a size and kind first approved by the Surveyor such approval not unreasonably to be withheld or delayed at a point to be specified by the Surveyor in writing

TENANT TO MAKE GOOD DAMAGE
--------------------------

5. in exercising the foregoing rights the Tenant shall cause as little interference as possible to the Building the Landlord and the tenants or occupiers of any adjoining or neighboring property and shall forthwith make good any damage caused by the exercise of the said rights

                                  SCHEDULE 4
                                  ----------
                                THE EXCEPTIONS
                                --------------


SERVICES
--------

1. The free passage and running of water soil gas electricity telecommunications signals and other services from and to other parts of the Building in and through the Pipes presently laid or hereafter laid in on through or under the Premises and the free and uninterrupted use of all gas electricity telephone and other Pipes serving the Building at any time during the Term in on through or under the Premises

CONSTRUCT EASEMENTS
-------------------

2. The right to construct and maintain in over or under the Premises any easements or services for the benefit of the Building

ACCESS
------

3. The right at any time during the Term but except in cases of emergency only at reasonable times during normal working hours after giving reasonable prior notice to the Tenant and by prior appointment except where the Tenant unreasonably refuses to make an appointment within a reasonable time of a request from the Landlord to enter (or in case of emergency to break and enter) upon the Premises in order:-

3.1 To inspect cleanse repair amend remove or replace with others the Pipes and any service meters or connections relating to the Building

3.2 To inspect and to execute works in connection with any of the easements or services referred to in this Schedule

3.3 To view the state and condition of and to repair and maintain the Building where such work would not otherwise be reasonably practicable

3.4 To carry out work or do anything whatsoever comprised within the Landlord's obligations herein contained whether or not the Tenant is liable hereunder to make a contribution

3.5 To exercise any of the rights possessed by the Landlord under the terms of this Lease

3.6  To cross the Premises for the purposes of escape in cases of emergency

LIGHT
-----

4. Full right and liberty at any time hereafter and from time to time to execute works and erections upon or to alter or rebuild the Building and to use the Building in such manner as the Landlord shall think fit notwithstanding that the access Of light and air to the Premises may thereby be interfered with providing the same shall not materially affect the Premises or the Tenant's normal use and occupation of the Premises

SUPPORT
-------

5. The rights of light air support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by the Building and all adjacent or neighboring land or buildings an interest wherein in possession or reversion is at any time during the Term vested in the Landlord

SCAFFOLDING
-----------

6. The right to use scaffolding for the purpose of repairing or cleaning the Building or any adjoining or neighboring buildings of the Landlord notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Premises (but so that access to the Premises shall be available at all times)

LANDLORD TO MAKE GOOD DAMAGE
----------------------------

7. In exercising the foregoing rights the Landlord shall cause as little damage as possible to the Premises and shall forthwith make good any damage caused to the Premises by or in the exercise of the said rights

                                  SCHEDULE 5
                                  ----------
                                   THE TERM
                                   --------

Ten years from and including the 31 day of October, 1994 to (and including) the
                                 --        -------
31 day of October, 2004
--        -------


                                  SCHEDULE 6
                                  ----------
                                   THE RENT
                                   --------

1.1 The Rent shall be paid by equal quarterly installments in advance on the usual quarter days a proportionate sum being payable for any broken period the first such payment being a proportionate sum in respect of the period from and including the Rent Commencement Date to and including the day before the quarter day next thereafter to be paid on the date hereof

1.2  In this deed:-

     1.2.1   "the Rent Commencement Date" shall mean the 31 day of October, 1994
                                                         --        -------

     1.2.2   "Review Date" means the 31 day of October, 1999
                                     --        -------

     1.2.3 "Review Period" means the period starting with the Review Date to the end of the Term

2.   The yearly Rent shall be:-

2.1 Until the Review Date the Rent of One Hundred and Thirty Six Thousand Four Hundred and Four Pounds ((Pounds)l36404) apportioned as follows:

     2.1.1 For the part of the Premises edged red on Plan 2 the Rent of One Hundred and Thirty One Thousand Eight Hundred and Fourteen Pounds ((Pounds)131814) (9764 square feet at (Pounds)13.50 per square foot)

     2.1.2 For the part of the Premises edged red on Plan 3 the Rent of One Thousand Five Hundred and Ninety Pounds ((Pounds)1590) (318 square feet at (Pounds)5.00 per square foot)

     2.1.3 For the part of the Premises edged green on Plan 3 the Rent of Three Thousand Pounds ((Pounds)3000) (10 parking spaces at (Pounds)300 per space)

2.2 During the Review Period EITHER the Rent of Eighty Two Thousand Seven Hundred and Two Pounds ((Pounds)82702) apportioned as follows:

     2.2.1 For the part of the Premises edged red on Plan 2 the Rent of Seventy Eight Thousand One Hundred and Twelve Pounds ((Pounds)78112) (9764 square feet at (Pounds)8.00 per square foot)

     2.2.2 For the part of the Premises edged red on Plan 3 the Rent of One Thousand Five Hundred and Ninety Pounds ((Pounds)l590) (318 square feet at (Pounds)5.00 per square foot)

     2.2.3 For the part of the Premises edged green on Plan 3 the Rent of Three Thousand Pounds ((Pounds)3000) (10 parking spaces at (Pounds)300 per space)

            OR such revised Rent as may be ascertained as herein provided whichever be the greater PROVIDED THAT if at any time during the Review Period the Lease (and the residue of the Term thereby granted) is vested in a tenant other than Phytera Limited the minimum Rent payable under paragraph 2.2.1 hereof shall be One Hundred and Two Thousand Five Hundred and Twenty Two Pounds ((Pounds)l02522) (9764 square feet at (Pounds)10.50 per square foot) and the minimum combined Rent under paragraph 2.2 shall be One Hundred and Seven Thousand One Hundred and Twelve Pounds ((Pounds)107112) payable from the Review Date or the date of vesting of the Lease in a tenant other than Phytera Limited whichever is the later

3. Such revised Rent for the Review Period may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the Review Date by an arbitrator such arbitrator to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party made not earlier than six months before the Review Date but not later than the end of the Review Period and so that in the case of such valuation the revised Rent to be awarded by the arbitrator shall be such as he shall decide is the yearly Rent at which the Premises might reasonably be expected to be let at the Review Date on the following assumptions at that date:-

     3.1.1  That the Premises:-

            3.1.1.1 are available to let on the open market without a fine or premium with vacant Possession by a willing landlord to a willing tenant for a term of years equal to the original term of this Lease

            3.1.1.2 are to be let as a whole subject to the terms of this Lease (other than the amount of the Rent but including the provisions for review of that Rent)

     3.1.2  That the Tenant's Covenants have been fully performed and observed

     3.1.3 That the Premises are fit for immediate occupation and use and that no work has been carried out to the Premises which has diminished the rental value and in case the Premises have been destroyed or damaged they have been fully restored

     3.1.4 That if Value Added Tax or other similar tax is charged on the rents and/or any other monies payable from time to time under this Lease that a willing tenant will be able to recover such Value Added Tax or other similar tax in full

     3.1.5 That no reduction is to be made to take account of any rental concessions which on a new letting with vacant possession might be granted to the incoming tenant for a period within which its fitting out works would take place

3.2  But disregarding:-

     3.2 1. Any effect on Rent of the fact that the Tenant or any underlessee or their respective predecessors in title have been in occupation of the Premises

     3.2.2. Any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant or any undersell or their respective predecessors in title in that trade or business and

     3.2.3. Any increase in rental value of the Premises attributable to the existence at the Review Date of any improvement to the Premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or the Landlord's predecessors in title except obligations requiring compliance with, statutes or directions of local authorities or other bodies exercising powers under statute or Royal Charter either by the Tenant or any underlessee or their respective predecessors in title during the Term or during any period of occupation prior thereto arising out of an agreement to grant the Term

     3.2.4 any adverse effect upon Rent of the taxable status of a willing tenant for the purpose of Value Added Tax or any other tax

4.   IT IS HEREBY FURTHER PROVIDED in relation to the said revised Rent as
     -----------------------------
     follows :-

     4.1.1 The arbitration shall be conducted in accordance with The Arbitration Acts 950 and 1979 or any statutory modification or re-enactment thereof for the time being in force

     4.1.2 If the arbitrator nominated pursuant to clause 3 hereof shall die delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

4.2 When the amount of any Rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart thereof and the Landlord and the Tenant shall bear their own costs in respect thereof

4.3 If the revised Rent payable on and from the Review Date has not been agreed by the Review Date Rent shall continue to be payable at the rate previously payable and forthwith upon the revised Rent being ascertained the Tenant shall pay to the Landlord any shortfall between the Rent and the revised Rent payable up to and on the preceding quarter day together with interest on any shortfall at the seven day deposit rate of The Royal Bank of Scotland plc such interest to be calculated on a day to day basis from the Review Date on which it would have been payable if the revised Rent had then been ascertained to the date of actual payment of any Shortfall and the interest so payable shall be recoverable in the same manner as Rent in arrears or as the case may be as a debt

4.4 For the purposes of this proviso the revised Rent shall be deemed to have been ascertained on the date when the same has been agreed between the Landlord and the Tenant or as the case may be the date of the award of the arbitrator

                                  SCHEDULE 7
                                  ----------
                            THE TENANT'S COVENANTS
                            ----------------------

RENT
----

1. To pay the rents on the days and in the manner required by this Lease provided that if and so long as the amount of Rent which the Tenant is liable to pay shall be restricted by law the Tenant will in lieu of the Rent pay the maximum amount of Rent which such restriction may from time to time allow and in such circumstances the term "the Rent" shall be construed as meaning such maximum amount and if so required by the Landlord to make such payments by banker's order or credit transfer to any bank and account which the Landlord may from time to time nominate

OUTGOINGS
---------

2. To pay and to indemnify the Landlord against all rates taxes assessments duties charges impositions and outgoings which now are or during the Term shall be charged assessed or imposed upon the Premises or any part thereof or upon the owner or occupier thereof excluding any payable by the Landlord occasioned by any imposition in dealing with or ownership of the reversion of this Lease and if demanded to pay the Value Added Tax (or any tax which may be substituted for it or levied in addition to it) on all taxable supplies received by or payments made by the Tenant under or in connection with this Lease in return for a proper and valid Value Added Tax invoice

SHARED ITEMS
------------

3. To pay the Landlord on demand a fair and reasonable proportion (to be finally and conclusively determined by the Surveyor such determination to be conclusive as to matters of fact but not as to questions of law) of the expense of maintaining and keeping in good and substantial repair and condition and (where appropriate) cleaning all party walls fences pipes and other things the use of which is common to the Premises and to other premises in the Building (BUT SO THAT any sums payable by the Tenant under this Clause 3 shall when aggregated with the Service Charge not exceed the sums referred to in Clauses 1.13.1 and 1.13.2

INSURANCE
---------

4.1 To pay to the Landlord on demand the Insurance Rent which the Landlord shall from time to time pay by way of premiums for keeping the Building insured under Clause 2 of Schedule 8 hereof

4.2 Not to do or omit anything whereby any policy of insurance on the Building may become void or voidable wholly or in part nor (unless the Tenant shall have previously notified the Landlord and has agreed to pay the increased premium) anything whereby additional Insurance Rent may become payable

4.3 To comply with all regulations requirements and recommendations of the Landlord (acting reasonably) the Landlord's insurers and the fire authority in relation to the Premises and the remainder of the Building including all regulations for evacuation of the Building in cases of emergency or potential emergency and fire or other emergency drills

4.4 To keep the Premises supplied with such fire fighting equipment as the insurers and the fire authority may require or as the Landlord may reasonably require and to maintain the same to its satisfaction

4.5 Not to obstruct the access to any fire equipment or the means of escape from the Premises

4.6 To give notice to the Landlord forthwith upon the Tenant becoming aware of the happening of any event which might affect any insurance policy relating to the Premises

4.7 In the event of the Premises or any part thereof being destroyed by any of the Insured Risks at any time during the Term and the insurance money under any policy of insurance effected thereon being rendered by reason of any act or default of the Tenant or anyone at the Premises expressly or by implication with the Tenant' s authority wholly or partially irrecoverable at the sole option of the Landlord either:

     4.7.1 forthwith in every such case to rebuild and reinstate at its own expense the Building the Premises or part destroyed or damaged to the reasonable satisfaction and under the supervision of the Surveyor the Tenant being allowed towards the expenses of so doing upon such rebuilding and reinstatement being completed the amount (if any) actually received, in respect of such destruction or damage under any such insurance as aforesaid or

     4.7.2 to pay to the Landlord the whole or (as the case may be) a fair and reasonable proportion of the costs including professional or other fees of rebuilding and reinstating the Building the Premises or part destroyed or damaged with Interest thereon from 14 days after demand until payment any dispute as to the proportion to be so contributed by the Tenant to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof for the time being in force

4.8 If at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of any obligation herein contained) then to apply all moneys received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

4.9 To provide the Landlord and the Police at all times with the names addresses and telephone numbers of not less than two key holders of the Premises

REPAIRS
-------

5.1 At all times to keep the Premises in good and tenantable repair and condition and clean (damage caused by an Inherent Defect or the Insured Risks only excepted save where the insurance monies shall be irrecoverable in consequence of any act or default of the Tenant or anyone at the Premises expressly or by implication with the authority of the Tenant) and where necessary to rebuild and to replace from time to time the Landlord's fixtures and fittings and appurtenances in the Premises, which may be or become beyond repair (damage as aforesaid excepted) at any time during or at the expiration or sooner determination of the Term

5.2 Without prejudice to the generality of the foregoing covenants to clean the inside of all windows and other plate glass in the Premises at least once in every month

5.3 Not to damage nor interfere with the lifts the water sanitary apparatus heating and hot water system the pipes ducts fittings connected with or relating to electricity or other services in or serving the Premises

5.4 To employ for the cleaning of the Premises only such firm or company as shall either be nominated or approved of by the Landlord such approval not to be unreasonably withheld or delayed

DECORATION
----------

6. In the fifth year and also in the last year of the Term (whether determined by effluxion of time or otherwise but not twice within any period of 12 months) to prepare paint (with two coats of good quality paint) grain varnish whitewash color and paper with paper of a suitable quality in a good and workmanlike manner all parts of the Premises previously or usually so treated such painting and papering in the last year of the Term to be previously approved of by the Landlord such approval not unreasonably to be withheld or delayed

KEEP TIDY
---------

7. Not at any time during the Term to cause the Common Parts or any roads pavements or land abutting on the Premises or the remainder of the Building to become untidy or in a dirty condition but at all times to keep the Premises in a clean neat and tidy state and condition and free from deposits of waste materials and refuse and within one month of the service thereof to comply with the reasonable requirements of any written notice to restore the amenity of the Premises and in the event of the Tenant failing to comply with such notice the, Landlord shall be entitled to enter upon the Premises and carry out any necessary works and to recover the cost thereof from the Tenant

ALTERATIONS OR ADDITIONS
------------------------

8.1 Not to commit or permit waste and not to cut remove divide alter maim or injure the Premises or any part thereof or any of the ceilings walls floors principal girders or structure of the Premises or any part nor the Pipes and not to make any alterations additions or improvements to the Premises PROVIDED THAT:

     8.1.1 the installation of the approved Tenant's Works shall not be deemed to be a breach of this covenant and

     8.1.2 the installation by the Tenant of internal partitions in the Premises of a design and of materials approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) shall not be deemed to be a breach of this covenant and

     8.1.3 the Tenant may with the consent of the Landlord (such consent not to be unreasonably withheld or delayed) alter such internal partitions from time to time and install new partitions

8.2 Not to make any alteration or addition to the electrical installation of the Premises nor to connect any apparatus thereto which might endanger or overload the said installation or any part thereof

8.3 To remove any additions or alterations made to the Premises (including the Tenant's Works) at the expiration or sooner determination of the Term if so requested by the Landlord PROVIDED THAT this covenant shall not apply whilst the Term is vested in Phytera Limited

8.4 To indemnify the Landlord against any liability for tax on land development assessed by reason of any alteration or addition to the Premises carried out by the Tenant

STATUTORY OBLIGATIONS
---------------------

9.1 At the Tenant's own expense to do and execute all such works as shall be required at any time during the Term to be done or executed in or upon the Premises by the owner and/or the occupier under or by virtue of any Act being in force or by the direction of any local or public authority

9.2 Without prejudice to the generality of the foregoing provisions to comply in all respects with the provisions of any Statutes and any other obligations imposed by law or by any bye-laws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on by the Tenant on the Premises

ACCESS OF LANDLORD AND NOTICE TO REPAIR
---------------------------------------

10.1 To permit the Landlord at reasonable times during normal business hours after giving reasonable prior notice to the Tenant and by prior appointment except where the Tenant unreasonably refuses to make an appointment within a reasonable time of a request from the Landlord to enter upon the Premises for the purpose of:-

     10.1.1 taking schedules or inventories of fixtures and things to be yielded up at the expiration of the Term; and

     10.1.2 ascertaining that the covenants and conditions herein contained have been duly observed and performed and in particular to view the state of repair and condition of the Premises and of all defects and wants of repair cleansing maintenance amendments and painting then and there found and to give to the Tenant or leave upon the Premises a notice in writing specifying any repairs cleaning maintenance amendments and painting necessary to be done and to require the Tenant forthwith to execute the same

     10.1.3 inspecting the Premises in relation to any rent review or other purpose in connection with this lease

10.2 To forthwith repair cleanse maintain amend and paint the Premises as required by such notice and in accordance with the covenants in that behalf hereinbefore contained

10.3 if the Tenant shall not within one month after service of such notice proceed diligently with the execution of the same or shall have failed to complete the same within two months or such other reasonable period agreed by the Surveyor to permit the Landlord and/or its contractors agents and workmen to enter upon the Premises to execute such works as may be necessary to comply with the same and to pay to the Landlord the cost of executing such works and all expenses reasonably and properly incurred by the Landlord in connection with the same

     (including legal Costs and surveyors fees) within fourteen days of a written demand in that behalf

DEALING
-------

11.1 Not to hold on trust for another or (save pursuant to a transaction permitted by and effected in accordance with the provisions of this Lease) part with or share the possession or occupation of the whole or any part of the Premises

11.2 Not to assign charge underlet hold on trust for another part with nor share possession or occupation of part only of the Premises

11.3 11.3.1  Not to underlet part only of the Premises otherwise than by means of an underlease of a Permitted Part

     11.3.2 Not without the consent in writing of the Landlord to underlet a Permitted Part otherwise than by means of an underlease which complies with the provisions Of paragraph 11.3.3 granted at a full open market rent without any fine or premium being taken

     11.3.3  In any underlease of a Permitted Part referred to in paragraph
             11.3.2

             11.3.3.1 such underlease shall contain the same provisions as those contained in this Lease (other then the amount of the Rent) with such amendments as may be approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)

             11.3.3.2 the rent reserved by such underlease shall not be payable more than 6 months in advance

             11.3.3.3 if the term of such underlease shall extend beyond a date upon which the Rent payable under this Lease is to be reviewed such underlease shall contain provisions for review of the rent to take effect at the same intervals and on the same dates as those provided in this Lease and on like terms

             11.3.3.4 no sub-lessee shall have the right to underlet hold on trust share or part with the possession or occupation of the whole or any part of the Permitted Part or to assign or charge part only of it but shall have only the right (with the prior consent in writing of the Landlord (not to be unreasonably withheld or delayed) and the Tenant) to assign or charge the whole of the Permitted Part contained in such underlease

             11.3.3.5 the Tenant shall not demise any part of the Landlord's Property and such underlease shall contain Provisions for a service charge under which the sub-lessee is liable to pay a fair proportion of the cost of repairing the Landlord's Property and of other Services provided in connection with the Premises on similar terms to those contained in this Lease

11.4 Not to assign charge or underlet the whole of the Premises without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed

11.5 Prior to any permitted assignment to procure that the assignee enters into direct covenants with the Landlord to perform and observe all the Tenant's Covenants and all other provisions herein during the residue of the Term

11.6 on a permitted assignment or underletting to a limited company and if the Landlord shall so reasonably require to procure that a guarantor or guarantors reasonably acceptable to the Landlord enter into direct covenants with the Landlord in the form set out in Schedule 10 of this Lease with "Assignee" or "Sub-Tenant" as appropriate substituted for "Tenant"

11.7 Prior to any permitted underletting to procure that the underlessee enters into direct covenants with the Landlord as follows:-

     11.7.1 to observe and perform all the Tenant's Covenants and all other provisions of this Lease (other than the payment of rents) during the residue of the Term so far as appropriate to the Premises comprised in such underlease

     11.7.2 an unqualified covenant by the underlessee that the underlessee will not assign underlet charge hold on trust for another part with nor share the possession or occupation of part only of the Premises or underlet hold on trust for another part with nor share the possession or occupation of the whole of the Premises; and

     11.7.3 a covenant by the underlessee that the underlessee will not assign the whole of the Premises without obtaining the prior written consent (which shall not be unreasonably withheld or delayed) of the Landlord under this Lease

11.8 That each and every permitted underlease shall be granted without any fine or premium at a rent equal to not less than the then open market rental value of the Premises to be approved by the Landlord prior to any such underlease (such approval not to be unreasonably withheld or delayed) or the Rent then being paid (whichever shall be the greater) such rent being payable in advance on the days on which Rent is payable under this Lease and shall contain provisions approved by the Landlord such approval not to be unreasonably withheld or delayed):

       11.8.1 for the upwards only review of the rent thereby reserved on the basis and on the dates on which the Rent is to be reviewed in this Lease

       11.8.2 prohibiting the underlessee from doing or allowing any act or thing in relation to the underlet premises inconsistent with or in breach of the provisions of this Lease

       11.8.3 a condition for re-entry by the underlessor on breach of any covenant by the underlessee, and

       11.8.4 an absolute covenant against underletting and the same restrictions on assignment and underletting charging holding on trust for another parting with or sharing with another possession or occupation of the underlet premises and the same provisions for direct covenants and registration as in this Lease

11.9 To enforce the performance and observance by every such underlessee of the provisions of the underlease and not at any time either expressly or by implication to waive any breach of the covenants or conditions on the part of any underlessee or assignee of any underlease nor (without the consent of the Landlord such consent not to be unreasonably withheld or delayed) vary the terms of any permitted underlease

11.10 Notwithstanding clauses 11.1 and 11.2 hereof the Tenant or any permitted undertenant may with the Landlord's prior written consent share the occupation of the whole or any part of the Premises with Phytera Inc. or any other company which is a member of the same group as the Tenant or undertenant (within the meaning of Section 42 of the Landlord and Tenant Act 1954) for so long as both companies shall remain members of that group and in either case otherwise than in a manner that transfers or creates a legal estate

USER AND PERMITTED HOURS
------------------------

12.1 Not to do (or permit or suffer to remain upon the Premises or any part thereof) anything which may be or become a nuisance annoyance disturbance inconvenience injury or damage to the Landlord or the Landlord's other tenants or the occupiers of adjacent or neighboring premises

12.2 Not without the written consent of the Landlord (not to be unreasonably withheld or delayed) or otherwise than in compliance with, the Landlord's regulations or codes of practice to store or bring upon the Premises any article substance or liquid of a specially combustible inflammable or dangerous nature and to comply with all recommendations of the insurers and fire authority as to fire precautions relating to the Premises

12.3 Not to use or permit to be used the Premises or any part thereof for any dangerous noxious noisy or offensive trade or business or as a betting office or for residential purposes or for sleeping nor for any illegal or immoral act or purpose and no sale by auction shall take place therein

12.4 Not to permit any oil or grease or any deleterious objectionable dangerous poisonous or explosive matter or substance to be discharged into any Pipes serving the Building and to take all reasonable measures for ensuring that any effluent so discharged will not be corrosive or otherwise harmful to the said Pipes or cause obstruction or deposit therein polluted or the composition thereof changed

12.5  Not to use and occupy the Premises for any purpose save as specified in
      Schedule 9 hereof

12.6 Not to obstruct the Common Parts nor to stand place deposit or expose outside any part of the Premises any goods, materials, articles or things whatsoever

12.7 To make proper and adequate arrangements for the frequent and regular removal from the Premises of all trade and other waste or refuse

ROOF AND FLOOR WEIGHTING
------------------------

13.1  Not without the consent in writing of the Landlord to

      13.1.1. suspend any weight from the ceilings or the roof or roof trusses or use the roof or roof trusses of the Premises or the Building for the storage of goods or to place or permit or suffer to be placed any weight thereon;

      13.1.2 bring or permit to remain upon the Premises any safes machinery goods or other articles which shall or may strain or damage the Premises or any part thereof

13.2 on the application of the Tenant for the Landlord's consent under paragraph 13.1 hereof the Landlord shall be entitled to consult and obtain the advice of an engineer in relation to the ceilings roof or floor loading proposed by the Tenant and the Tenant shall repay to the Landlord on demand the fees of such engineer

ELECTRICITY GAS AND OTHER SERVICES CONSUMED
-------------------------------------------

14. To pay to the suppliers thereof and to indemnify the Landlord against all charges for electricity gas water and telephone and other services (including meter rents) consumed or used at or in relation to the Premises where a separate supply is provided for the Premises

AERIALS SIGNS AND ADVERTISEMENTS
--------------------------------

15.1 Not to erect any pole mast or wire (whether in connection with telegraphic telephonic radio or television communications or otherwise) upon any part of the Building without the Landlord's consent not to be unreasonably withheld or delayed

15.2 Not to affix to or exhibit or permit to be affixed or exhibited on the outside of the Building or to or through any part of the Premises (including the windows) any placard sign notice fascia board or advertisement except any sign permitted by this Lease

NOTICES SPECIFYING BREACH AND LANDLORD'S COSTS
----------------------------------------------

16.1 To pay all reasonable costs charges and expenses including solicitors' costs and surveyors' fees incurred by the Landlord for the purposes of and incidental to the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or incurred in or in contemplation of proceedings under Sections 146 or 147 of that Act notwithstanding in any such case forfeiture is avoided otherwise than by relief granted by the Court

16.2 To pay all reasonable costs, charges and expenses including solicitors' costs and surveyors' fees incurred by the Landlord for the purposes of and incidental to the service of all notices and schedules relating to wants of repair to the Premises and whether served during or after the expiration or sooner determination of the Term (but, relating in all cases to such wants of repair that accrued not later than such expiration or sooner determination)

16.3 To pay all reasonable costs, charges and expenses including solicitors costs and those of counsel incurred by the Landlord in the recovery or attempted recovery of arrears of the rents or other funds due from the Tenant or in the enforcement of all other obligations of the Tenant to the Landlord hereunder

PLANNING ACTS
-------------

17.1 To comply in all respects with the Provisions and requirements of the Planning Acts whether as to the permitted user hereunder or otherwise and to indemnify (both after the expiration of the Term by effluxion of time or otherwise and during its continuance) and keep the Landlord indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof

17.2 Forthwith to produce to the Landlord any notice order or proposal permission or consent relating to the Premises given or issued to the Tenant by a planning authority under or by virtue of the Planning Acts and at the joint cost of the Tenant and the Landlord to join with the Landlord in making any objection or representation against the same that the Landlord shall deem appropriate

17.3 To obtain at the expense in all respects of the Tenant all planning permissions and serve all such notices as may be required for the carrying out of any operations on the Premises or any use thereof at the commencement which may constitute development provided that no application for planning permission shall be made without the previous written consent of the Landlord

17.4 Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance of any such operations or the commencement or continuance of any such use as aforesaid

17.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use hereof before all necessary notices under the Planning Acts in respect thereof have been served or before all such notices and all such necessary planning permissions have been produced to the Landlord and in the case of a planning permission acknowledged by it in writing as is satisfactory to the Landlord (such acknowledgment not unreasonably to be withheld or delayed) it being understood that the Landlord may refuse so to express its satisfaction with any such planning permission on the grounds that any condition contained therein or anything omitted therefrom or the period thereof would in the reasonable opinion of the Surveyor be or be likely to be prejudicial to its interest in the Premises or the Buildings or any adjoining or neighboring premises whether during the Term or following the determination or expiration thereof

17.6 Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:-

      17.6.1 any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission granted for any development begun before such expiration or sooner determination; and

      17.6.2 any development begun upon the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

17.7 If the Tenant shall receive any compensation with regard to the interest of the Tenant hereunder because of any restriction placed upon the user of the Premises under or by virtue of the Planning Acts then if and when the Tenant's interest hereunder shall be determined by surrender or under the power of re-entry herein contained the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive its due benefits from such compensation

PLANS AND DOCUMENTS
-------------------

18. if and when called upon so to do to produce to the Landlord or the surveyor all such plans and documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with in all respects

INDEMNITIES
-----------

19. To be responsible for and to indemnify the Landlord against all damages losses liabilities actions claims proceedings costs expenses and demands made against the Landlord as a result of:-

     19.1.1 any act omission or negligence of the Tenant or the servants agents licensees or invitees of the Tenant or other persons expressly or impliedly with the Tenant's authority or

     19.1.2 Any breach or non-observance by the Tenant of the Tenant's Covenants and other terms hereof

RE-LETTING BOARDS
-----------------

20. To permit the Landlord at any time during the last six months of the Term howsoever determined (or sooner if the Rent or any part thereof shall be in arrears and unpaid for upwards of one calendar month) to enter upon the Premises and affix and retain without interference upon any part of the Premises a notice for re-letting the same and during such period to permit persons with written authority of the Landlord or its agents at reasonable times of the day to view the Premises without interruption PROVIDED THAT such boards shall not obstruct the access to the Premises or the access of light and air to the windows thereof

RIGHTS OF LIGHT AND ENCROACHMENT
--------------------------------

21.1 Not without the consent of the Landlord (not to be unreasonably withheld or delayed) to stop up darken or obstruct any windows or lights belonging to the Building

21.2 Not to permit any new window light opening doorway path passage drain or other encroachment or easement to be made or acquired in against out of or upon the Premises and that in case any such window light opening path passage drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice thereof to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

YIELD UP
--------

22.1 To yield up the Premises at the expiration or sooner determination of the Term in good and tenantable repair and condition in accordance with the Tenant's Covenants and subject to the proviso to Clause 8.3 of this Schedule to dismantle and remove from the Premises all the Tenant's fixtures if reasonably so required by the Landlord and all lettering and signs erected by the Tenant and to make good any part or parts of the Premises or remainder of the Building which may be damaged in such dismantling and/or removal

22.2 If at the expiration of the Term the Premises are not in the state of repair and decoration in which they should be having regard to the Tenant's Covenants and conditions contained in this Lease the Tenant shall (if so required by the Landlord) pay to the Landlord on demand by way of liquidated damages:-

      22.2.1 such sum as shall be certified by the Surveyor to represent in his reasonable opinion:-

              22.2.1.1 the cost of putting the Premises into the state of repair and decoration in which they should have been had the Tenant complied with the terms of this Lease

              22.2.1.2 the Rent at the rate prevailing at the expiration of the Term that would have been payable under this Lease if the Term had been extended for such period as is reasonably necessary to put the Premises into the state of repair and decoration in which they should have been and

      22.2.2 the reasonable fees of the Surveyor for the preparation and service of Schedule of Dilapidations and the preparation and issue of the said certificate

LICENSE FEE
-----------

23. To pay all reasonable legal costs and surveyors fees incurred by the Landlord attendant upon or incidental to every application made by the Tenant for a consent or license hereinbefore required or made necessary whether the same be granted refused withdrawn or offered subject to qualifications or conditions

INTEREST ON ARREARS
-------------------

24.1 If and whenever the Tenant shall fail to pay the rents or any other sum due under this Lease within fourteen days of the due date the Tenant shall pay to the Landlord Interest on such rents or other money as the case may be from the date when it was due to the date on which it is actually paid and such interest shall be deemed to be rent due to the Landlord

24.2 Nothing in the preceding clause shall entitle the Tenant to withhold or delay any payment of the rents or any other sum due under this Lease after the date on which it falls due or in any way prejudice affect or derogate from the rights of the Landlord in relation to the said non-payment including (but without prejudice to the generality of the foregoing) under the proviso for re-entry contained in this Lease

REGISTRATION OF DOCUMENTS
-------------------------

25. Within twenty eight days of any assignment charge underlease or sub-underlease or any transmission or other devolution relating to the Premises to produce for registration with the Landlord's Solicitor a certified copy thereof and to pay the Landlord's Solicitor's reasonable charges for the registration of every such document such charges not being less than forty pounds

SALE OF REVERSION ETC.
----------------------

26. To permit upon not less than two working days notice at any time during the Term prospective purchasers of or dealers in or agents instructed in connection with the sale of the Landlord's reversion or of any interest superior to the Term upon reasonable notice to view the Premises without interruption providing the same are authorized in writing by the Landlord or its agents

LANDLORDS RIGHTS
----------------

27. To permit the Landlord at all times during the Term to exercise without interruption or interference any of the rights excepted and reserved to it by virtue of the provisions of this Lease

NOTICES
-------

28. To give full particulars to the Landlord of any notice direction or order or proposal for the same made given or issued to the Tenant by any local or public authority within seven days of the receipt of the same and if so required by the Landlord to produce the same to the Landlord and without delay to take all necessary steps to comply with any such notice direction or order so far as the same is the responsibility of the Tenant under this Lease (save for this Clause 28) and at the request of the Landlord and the joint cost of the Landlord and the Tenant to make or join with the Landlord in making such objection or representation against or in respect of any proposal for such a notice direction or order as the Landlord shall deem expedient


NEW GUARANTOR
-------------

29. Within fourteen days of the death during the Term of any Guarantor or of such person becoming bankrupt or having a Receiving order made against him or being a company passing a Resolution to wind up or entering into liquidation or having a receiver appointed to give notice of this to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty eight days to procure some other person acceptable to the Landlord to execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form set out in Schedule 10 hereto

LANDLORD'S COSTS
----------------

30. To pay the reasonable fees and disbursements of the Landlord's Solicitors and all other costs and expenses incurred by the Landlord (including any V.A.T. payable thereon) in relation to the negotiation preparation execution and grant of this Lease and the Stamp Duty on the Counterpart thereof

                                  SCHEDULE 8
                                  ----------
                           THE LANDLORD'S COVENANTS
                           ------------------------

QUIET ENJOYMENT
---------------

1. To permit the Tenant to peaceably and quietly hold and enjoy the Premises without any lawful interruption or disturbance from or by the Landlord or any person claiming under or in trust for the Landlord or by title paramount

INSURANCE
---------

2.1 Subject to the Tenant paying the Insurance Rent to insure and keep insured the Building against the Insured Risks (unless such insurance shall be vitiated by any act of the Tenant or the Tenant's servants or visitors or by any other person at the Premises expressly or by implication with the Tenant's authority) in such sum as the Landlord shall from time to time be advised by the Surveyor as being the full cost of rebuilding or reinstatement of the Building (together with an appropriate addition for professional fees the cost of debris removal demolition site clearance and any works that may be required by statute and incidental expenses and three year's loss of Rent under the Lease or such longer period as the Landlord shall deem necessary) against loss or damage by any or all of the Insured Risks and to produce to the Tenant on demand either the policy of such insurance and the receipt for the last premium or reasonable evidence from the insurers of the term of the policy and the fact that the same is subsisting and in effect and (subject as hereinafter provided) in case of destruction of or damage to the Building by the Insured Risks or any of them the Landlord will with all convenient speed take such steps as may be requisite and proper to obtain any necessary permits and consents under any regulations or enactment for the time being in force to enable the Landlord to rebuild and reinstate the same and will as soon as such permits and consent have been obtained spend and lay out all monies received in respect of such insurance (except sums in respect of loss of rent) in rebuilding or reinstating the Premises so destroyed or damaged making good any shortfall from its own monies PROVIDED THAT if the Premises shall not be rendered fit for occupation or use or accessible for the business carried on by the Tenant therein within two years of such destruction or damage as aforesaid then on the expiration of such period of two years the Tenant may give three month's notice in writing to the Landlord and upon the expiration of such notice this Lease and the term hereby granted shall cease and determine but without prejudice to any claim by any party against the other in respect of any antecedent breach of any condition herein contained PROVIDED FURTHER that if the rebuilding or reinstatement of the Premises shall be prevented or frustrated or this Lease is determined pursuant to the Tenant's notice as aforesaid all such insurance monies relating to the Premises shall be the absolute property of the Landlord

2.2 if at any time during the Term the Building is increased or decreased on a permanent basis the percentages referred to in clause 1.12 shall be varied in the manner set out in clause 3 of this Schedule

2.3 To request the insurers to endorse or note the interest of the Tenant on the records of the policy to be effected under paragraph 2.1 of this Schedule

2.4 To request that the terms of insurance include a waiver of all rights of subrogation against the Tenant and a non-invalidation clause in the event of the insurance policy being prejudiced by the act or default of the Tenant

SERVICES
--------

3.1 Subject to the Tenant paying to the Landlord the Service Charge in accordance with its obligations herein contained and complying with all the other covenants and conditions in this Lease the Landlord will perform the Services throughout the Term provided that the Landlord shall not be liable to the Tenant in respect of any failure or interruption in any of the Services by reason of necessary repair replacement maintenance of any installations or apparatus or their damage or destruction or by reason of mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials water or labor or any other cause beyond the Landlord's control provided that the Landlord uses and continues to use its reasonable endeavors to restore the Services in question as quickly as possible

3.2  For the purposes of this clause:-

     3.2.1 "Computing Date" means the 29th day of September in every year of the Term or such other date as the Landlord may from time to time nominate and

     3.2.2  "Financial Year" means the period:-

          3.2.2.1 from the commencement of the Term to and including the first Computing Date and thereafter

          3.2.2.2 between two consecutive Computing Dates (excluding the first but including the second computing Date in the period)

3.3 The Landlord shall as soon as convenient after each Computing Date prepare an account showing Annual Expenditure for that Financial Year and containing a fair summary of the expenditure referred to therein and upon such account being certified by the Accountant the same shall be conclusive evidence for the purposes of this Lease of all matters of fact referred to in the said account (save in case of manifest error or error in law)

3.4 The Tenant shall pay for the period from the Rent Commencement Date to the next Computing Date the Initial Provisional Service Charge the first payment being a proportionate sum in respect of the period from and including the Rent Commencement Date to and including the day before the next quarter day to be paid on the date hereof the subsequent payments to be made in advance on the usual quarter days in respect of the said quarters

3.5 The Tenant, shall pay for the next and each subsequent Financial Year a provisional sum calculated upon an estimate by the Surveyor acting as an expert and not as an arbitrator of what the Annual Expenditure is likely to be for that Financial Year by four equal quarterly payments on the usual quarter days

3.6  If the Service Charge for any Financial Year shall:-

     3.6.1 exceed the provisional sum for that Financial Year the excess shall be due to the Landlord on demand or

     3.6.2 be less than the said provisional sum the overpayment shall be credited to the Tenant against the next quarterly payment of the Rent and Service Charge

3.7 If at any time during the Term the total property enjoying or capable of enjoying the benefit of any of the Services be increased or decreased on a permanent basis or the benefit of any of the Services be extended on a like basis to any adjoining or neighboring property the percentage referred to in clause 1.13 shall be varied with effect from the Computing Date following such event by agreement between the parties or in default of agreement within three months of the first proposal for variation made by either party as shall be determined to be a fair and reasonable variation reflecting the event in question by the Surveyor (acting as an expert and not as an arbitrator) except that nothing herein contained shall imply an obligation an the part of the Landlord to provide the Services to any adjoining or neighboring property

3.8 The Landlord may withhold add to extend vary or make any alteration in the rendering of the Services or any of them from time to time if the Landlord at its absolute discretion deems it desirable to do so

3.9 The Landlord shall not include within the Service Charge any costs directly or indirectly attributable to an Inherent Defect

4. The Landlord shall make good and repair all Inherent Defects and damage arising thereby in the Premises as so as reasonably practical following notice being given by the Tenant

                                  SCHEDULE 9
                                  ----------
                               THE PERMITTED USE
                               -----------------

The part of the Premises edged red on Plan 2 as and for research development and associated purposes and office accommodation only

The part of the Premises edged red on Plan 3 for storage purposes

The part of the Premises edged green on Plan 3 f or the parking of 10 motor cars

                                  SCHEDULE 10
                                  -----------
                           THE GUARANTOR'S COVENANTS
                           -------------------------

1. If at any time during the Term the Tenant shall make any default in payment of the rents or in observing or performing any of the covenants conditions or other terms of this Lease the Guarantor will pay the rents and observe or perform the covenants conditions or terms in respect of which the Tenant shall be in default notwithstanding:-

     1.1.1 any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents Or any of them or the observance or performance of the Tenant's Covenants or any refusal by the Landlord to accept rents tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises

     1.1.2 that the terms of this Lease may have been varied by agreement between the parties

     1.1.3 that the Tenant shall have surrendered part of the Premises in which event the liability of the Guarantor hereunder shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under Section 140 of the Law of Property Act 1925, and

     1.1.4 any other act or thing whereby but for this provision the Guarantor would have been released

2. If at any time during the Term the Tenant (being an individual) or any one of them shall become bankrupt or (being a company) shall enter into liquidation and the trustee in bankruptcy or liquidator shall disclaim this Lease or if this Lease shall otherwise be disclaimed the Guarantor will if the Landlord shall by notice within sixty days after such disclaimer so require take from the Landlord a lease of the Premises for the residue of the Term which would have remained had there been no disclaimer at the Rent then being paid hereunder and subject to the same covenants and conditions as in the Lease with the exception of this clause such new lease to take effect from the date of the said disclaimer and in such case the Guarantor shall pay the reasonable and proper costs of such new lease and execute and deliver to the Landlord a counterpart thereof

                                  SCHEDULE 11
                                  -----------
                                  THE SERVICES
                                  ------------

MAINTAINING ETC THE LANDLORD'S PROPERTY
---------------------------------------

1. Maintaining repairing amending altering rebuilding renewing and reinstating fencing and where appropriate washing down painting and decorating to such standard as the Landlord may from time to time consider adequate the Landlord's Property (including (for the avoidance of doubt but without prejudice to the generality of the foregoing) the main structure roofs foundations and common services of and in the Building)

MAINTAINING ETC APPARATUS AND PLANT MACHINERY ETC
-------------------------------------------------

2. Inspecting servicing repairing amending overhauling replacing and insuring (save in so far as insured under, other provisions of this Lease) all apparatus plant machinery and equipment within the Landlord's Property from time to time including (without prejudice to the generality of the foregoing) any lifts stand-by generators and boilers and items relating to mechanical ventilation heating cooling and alarm systems

MAINTAINING ETC PIPES
---------------------

3. Maintaining repairing cleansing emptying draining amending renewing all Pipes in or serving the Building except those that are within and solely serve the Premises or any parts of the Building that are let or are intended for letting

MAINTAINING ETC SECURITY AND FIRE ALARMS ETC
--------------------------------------------

4. Maintaining and renewing any security alarms fire alarms and ancillary apparatus fire prevention and fire fighting equipment and other apparatus in the Landlord's Property

CLEANING ETC THE LANDLORD'S PROPERTY
------------------------------------

5. Cleaning treating polishing heating and lighting the Landlord's Property to such standard as the Landlord may from time to time reasonably consider adequate

GARDENS ETC
-----------

6. Providing and maintaining (at the Landlord's absolute discretion) any plants shrubs trees or garden or grassed areas in the Landlord's Property and keeping the same planted and free from weeds and the grass cut

FIXTURES, FITTINGS ETC
----------------------

7. Supplying providing purchasing hiring maintaining renewing replacing repairing servicing overhauling and keeping in good and serviceable order and condition all appurtenances fixtures fittings bins receptacles tools appliances materials equipment and other things which the Landlord may deem desirable or necessary for the maintenance appearance upkeep or cleanliness of the Building or any part of it

WINDOWS
-------

8. Cleaning as frequently as the Landlord shall in its absolute discretion consider adequate the exterior of all windows and window frames in the Building save those for which the Tenant is responsible in accordance with the Tenant's covenants

REFUSE
------

9. Collecting and disposing of refuse from the Building (save where the tenants are responsible for collection and disposal of refuse from premises let) and the provision, repair, maintenance and renewal of plant and equipment for the collection, treatment, packaging or disposal of refuse

OTHER SERVICES
--------------

10. Any other services relating to the Building or any part of it provided by the Landlord (acting reasonably) from time to time during the Term and not expressly mentioned herein which shall at any time during the Term be:

10.1  capable of being enjoyed by the occupier of the Premises or

10.2 reasonably calculated to be for the benefit of the Tenant in conjunction with other tenants of the Building or be reasonably necessary for the maintenance upkeep or cleanliness of the Building and

10.3  in keeping with the principles of good estate management

                                  SCHEDULE 12
                                  -----------
                        ADDITIONAL ITEMS OF EXPENDITURE
                        -------------------------------

FEES
----

1.1 The reasonable and proper fees and disbursements (and any Value Added Tax payable thereon) of:-

      1.1.1 the Surveyor the Accountant and any other individual firm or company employed or retained by the Landlord for (or in connection with) such surveying or accounting functions or the management of the Building

      1.1.2 the managing agents whether or not the Surveyor for (or in connection with):-

               1.1.2.1  the management of the Building;

               1.1.2.2 the collection of the rents and all other sums due to the Landlord from the tenants of the Building;

               1.1.2.3 the performance of the Services and any other duties in and about the Building or any part of it relating to (without prejudice to the generality of the foregoing) the general management administration security maintenance protection and cleanliness of the Building;

      1.1.3 any other individual firm or company employed or retained by the Landlord to perform (or in connection with) any of the Services or any of the functions or duties referred to in this paragraph

1.2 The reasonable fees of the Landlord for any of the services or the other functions and duties referred to in paragraph 1.1 above that shall be undertaken by the Landlord and not by a third party

STAFF ETC
---------

2. The cost of employing (whether by the Landlord the managing agents or any other individual firm or company) such staff as the Landlord may in its absolute discretion deem necessary for the performance of the Services and the other functions and duties referred to in paragraph 1.1 above and all other incidental expenditure in relation to such employment including but without prejudice to the generality of the foregoing the provision of vehicles, tools, appliances, cleaning and other materials, fixtures, fittings and other equipment for the proper performance of their duties and a store for housing the same and the cost of entering into any contracts for the carrying out of all or any of the Services and the other functions and duties that the Landlord may in its absolute discretion deem desirable or necessary except that where the Services or functions and duties referred to in paragraph 1.1 above (or any of them) are undertaken by the Landlord rather than by a third party nothing in this Schedule shall permit the Landlord to include in the Annual Expenditure both a fee by virtue of paragraph 1.2 for the performance of the Services or the other functions and duties (or any of them) and also by virtue of this paragraph the cost of employing staff to perform the Services or the other functions and duties (or any of them) and in such circumstances the Landlord shall in its absolute discretion in respect of each Financial Year elect to include in the Annual Expenditure either a fee for any such items or the cost of employing staff to perform them

OUTGOINGS
---------

3. All existing and future rates water rates charges duties assessments impositions and other outgoings payable by the Landlord in respect of the Building or any part of it (excluding the Premises and any other parts of the Building that are let or intended for letting)

ELECTRICITY AND GAS ETC
-----------------------

4. The cost of the supply of electricity gas oil or other fuel for the provision of the Services and for all purposes in connection with the Landlord's Property

ROAD ETC CHARGES
----------------

5. The amount which the Landlord shall be called upon to pay as a contribution towards the expense of making repairing maintaining rebuilding and cleansing roads ways pavements or structures Pipes party fences walls or anything which may belong to or be used for the Building or any part of it exclusively or in common with other premises near or adjoining the Building

REGULATIONS
-----------

6. The costs charges and expenses of preparing and supplying to the tenants copies of any regulations made by the Landlord relating to the Building or the use of it

STATUTORY ETC REQUIREMENTS
--------------------------

7. The cost of taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any regulation by law notice legislation order or statutory requirement concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Building or any part of it for which any tenant is not directly liable

NUISANCE
--------

     The cost to the Landlord of abating a nuisance in respect of the Building or any part of it in so far as the same is not the liability of any individual tenant

ANTICIPATED EXPENDITURE
-----------------------

9. Such provision (if any) for anticipated expenditure in respect of any of the Services or the above mentioned matters as the Landlord shall in its absolute discretion consider appropriate

THE COMMON SEAL of THE    )
---------------    ---
UNIVERSITY OF SHEFFIELD   )
-----------------------
was affixed to this Deed  )
in the presence           )
of:-                      )


                   Member of the Council  /s/ N. M. Atherton
                                          ------------------


                    Member of the Council  /s/ D. Williams
                                           ---------------


                    Director of Finance  /s/ K.R. Bearfork
                                         -----------------

On Counterpart
--------------
THE COMMON SEAL of PHYTERA   )
---------------    -------
LIMITED was affixed to this  )
-------
Deed in the presence of:-    )


                             Director /s/ James E. Eardley
                             --------


                            Secretary   [illegible]
                            ---------

PLAN 1:  DIAGRAM OF LAND AND BUILDING AT REGENT COURT REGENT STREET

          PLAN 2:  DIAGRAM OF LEASED PREMISES

          PLAN 3:  DIAGRAM OF LEASED PREMISES

                                       45